UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2010

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 28, 2010, Sunrise Senior Living, Inc. (the “Company”) and certain of its affiliates completed the previously announced sale of eight of the Company’s nine German assisted living facilities to GHS Pflegeresidenzen Grundstücks GmbH and TMW Pramerica Property Investment GmbH, the Munich-based business of Prudential Real Estate Investors, pursuant to a purchase and sale agreement dated May 27, 2010, as amended. The aggregate purchase price under the purchase and sale agreement was EUR 60.8 million (approximately US $74.5 million). As previously disclosed, on August 31, 2010, the Company closed into escrow the sale of the real property and related assets of the eight properties. The consideration for the Wiesbaden property was paid on August 31, 2010 to the lender that held a lien on the property. The consideration for the remaining seven properties was released from escrow on a property-by-property basis to the respective lenders as liens were discharged on each property and legal title was transferred to the purchasers, the last of which took place on October 28, 2010.

As previously disclosed, effective September 1, 2010, the Company transferred the management of these eight communities to Kursana Seniorenvilla GmbH, a Germany-based senior living provider.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Pro forma financial information is not included in this Current Report on Form 8-K because the transaction is already reflected in discontinued operations in the Company’s historical financial statements for the year ended December 31, 2009 and the six months ended June 30, 2010.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit 2.1	PropCo Agreement by and among Sunrise Senior Living, Inc., certain of its subsidiaries as set forth therein, GHS Pflegeresidenzen Grundstücks GmbH, and TMW Pramerica Property Investment GmbH, dated as of May 27, 2010 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K previously filed with the SEC on June 3, 2010).

Schedules and exhibits to the purchase and sale agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: November 3, 2010	By:	/s/ Mark S. Ordan
		Name:	Mark S. Ordan
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

Exhibit 2.1	PropCo Agreement by and among Sunrise Senior Living, Inc., certain of its subsidiaries as set forth therein, GHS Pflegeresidenzen Grundstücks GmbH, and TMW Pramerica Property Investment GmbH, dated as of May 27, 2010 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K previously filed with the SEC on June 3, 2010).